UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)
Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30 Date of reporting period: September 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

SMALL CAP GROWTH FUND

STYLE PURE SERIES | ANNUAL REPORT | SEPTEMBER 30, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc

N O T F D I C I N S U R E D • N O T B A N K G U A R A N T E E D • M A Y L O S E V A L U E

Style Pure Series
Annual Report • September 30, 2004 SMITH BARNEY SMALL CAP GROWTH FUND

TIMOTHY WOODS, CFA
Timothy Woods, CFA has more than 21	What’s Inside
years of securities business experience.
	Letter from the Chairman	1
Education: BS in Accounting from	Manager Overview	3
Florida A&M, MBA in Finance from the	Fund at a Glance	6
University of Pennsylvania’s Wharton	Fund Expenses	7
School of Business.	Fund Performance	9
	Historical Performance	10
FUND OBJECTIVE	Schedule of Investments	11
The fund seeks long-term growth of	Statement of Assets and Liabilities	16
capital. Under normal circumstances,	Statement of Operations	17
the fund invests at least 80% of the	Statements of Changes in Net Assets	18
value of its net assets, plus any	Financial Highlights	19
borrowings for investment purposes,	Notes to Financial Statements	22
either in equity securities of high	Report of Independent Registered Public Accounting Firm	27
growth companies that possess	Additional Information	28
market capitalization values not
exceeding (i) $3 billion or (ii) the
highest month-end market capitalization
value of any stock in the Russell 2000
Index for the previous 12 months,
whichever is greater.

FUND FACTS
FUND INCEPTION

November 30, 1999

MANAGER INVESTMENT
INDUSTRY EXPERIENCE

21 Years

L E T T E R    F R O M    T H E    C H A I R M A N

Dear Shareholder,

Over the past 12 months, the domestic economy continued to recover from the recession of the prior three years, although a number of factors combined to slow its progress.At the start of the fund’s fiscal year in October 2003, many of the geopolitical concerns that had previously been pressuring both the economy and the stock market had begun to ease.

The initial combat phase of the conflict in Iraq had concluded and new federal tax legislation provided significant near-term tax cuts for consumers, businesses and investors. Key interest rates continued to hover near record lows and a wave of home mortgage refinancing freed additional cash for homeowners. Improving job growth numbers late in 2003, sustained consumer spending and positive corporate earnings news all contributed to a broad stock market rally at the end of last year. During the third calendar quarter of 2003, gross domestic product (“GDP”)[i] growth reached 7.4% (revised),ii a high not seen in almost two decades.

As the new year began, economic indicators grew increasingly mixed, adding to growing uncertainty for investors that helped keep the stock market trading in a limited range. Economic growth, as measured by GDP, dropped to 4.2% for the fourth quarter of 2003, climbed only slightly in the first quarter of 2004 to 4.5% and declined again in the second quarter of 2004 to 3.3%. In the spring and summer, monthly job growth figures fluctuated between net gains and losses, although the overall unemployment rate held relatively steady through September.iii The U.S. Consumer Confidence Index,iv which had risen significantly since October of 2003, declined in both August and September, reflecting consumers’ growing concern about the rate of job growth and the economy. Record-high crude oil prices led to a spike in energy costs which helped curb consumer spending and acted as a brake on the domestic economy overall.The Federal Reserve Bank’s (“Fed”) monetary policy committee moved short-term interest rates higher over the 12 months ending September 30, 2004. It raised its target for the federal funds rate[v] by 0.25% on three separate occasions during the year, increasing it from 1.00% at the start of the period to 1.75% at the end of September. Following the end of the fund’s reporting period, at its November meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 2.00%.	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

The past 12 months in the stock market saw small- and mid-capitalization stocks generally outperform large-caps, while value-oriented stocks generally outperformed their growth counterparts.The Russell 2000 Index,vi which is a proxy for the small-cap market, returned 18.77% for the period while the S&P 500 Indexvii and the Dow Jones Industrial Average,viii which represent larger-cap stocks, returned 13.86% and 10.99%, respectively, for the same period.

Performance varied widely among industry sectors, with the energy and utilities sectors typically recording strong returns for the period, while the information technology and consumer staples sectors generally suffered losses. Foreign stock markets, as represented by the MSCI World Index,ix which returned 17.10%, outperformed the domestic market as represented by the broad Wilshire 5000 Index,x which returned 12.91%. Stocks generally outpaced bonds, which suffered during the spring due to heightened worries about resurgent inflation and rising interest rates, but improved towards the end of the period.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

1     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators.The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to their subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 10, 2004

2     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

M A N A G E R     O V E R V I E W

Special Shareholder Notice

Effective November 1, 2004, the Smith Barney Small Cap Growth Fund will consider small capitalization companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalization no longer meet this definition after purchase by the fund will still be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Performance Review

For the 12 months ended September 30, 2004, Class A shares of the Smith Barney Small Cap Growth Fund, excluding sales charges, returned 5.05%.These shares underperformed the fund’s unmanaged benchmark, the Russell 2000 Growth Index,xi which returned 11.92% for the same period.They also underperformed the fund’s Lipper small-cap growth funds category average,1 which was 9.15%.

Both stock selection and sector allocation had a negative effect on fund performance in comparison to the benchmark, with the majority of underperformance due to stock selection, especially in the information technology and healthcare sectors. Additionally, the fund maintains a higher average capitalization than the benchmark index, which also contributed to underperformance.

Contributors to Performance

Top stock contributors to performance during the period came from a range of sectors.The leading contributor was the fund’s holding in Research In Motion Ltd. (RIM), manufacturer of the BlackBerry wireless communications device and other wireless communications technologies in the information technology sector. Other leading contributors included First Marblehead Corp. in the financial sector, which creates programs and provides services for lenders who provide private student loans; Ultra Petroleum Corp. in the energy sector, an oil and gas

PERFORMANCE SNAPSHOT
AS OF SEPTEMBER 30, 2004
(excluding sales charges)

	6 Months	12 Months

Class A Shares — Small Cap Growth Fund	-8.67%	5.05%

Russell 2000 Growth Index	-5.92%	11.92%

Lipper Small-Cap Growth Funds
Category Average	-6.57%	9.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 1 shares returned –8.62%, Class B shares returned –9.15%, Class C shares returned –8.97% and Class Y shares returned –8.45% over the six months ended September 30, 2004. Excluding sales charges, Class 1 shares returned 5.07%, Class B shares returned 4.25%, Class C shares returned 4.44% and Class Y shares returned 5.61% over the 12 months ended September 30, 2004.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2004, calculated among the 532 funds for the six-month period and among the 518 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended September 30, 2004, calculated among the 518 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

3     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

exploration and production company; Getty Images, Inc. in the consumer discretionary sector, a supplier of stock images for businesses and consumers; and Landstar System, Inc. in the industrial sector, a trucking and freight transportation services provider.With the exception of RIM, which was sold off during the period as its stock price tripled, the fund maintained its positions in all of these stocks at the close of the period.

Detractors from Performance

The five biggest detractors from fund performance for the period all came from the information technology sector. Leading detractors included Micromuse Inc., a provider of IT network management software; Mykrolis Corp., which manufactures products used in semiconductor and electronics production; Open Text Corp., a business software producer; Aeroflex Inc., a manufacturer of aerospace and communications components and technologies; and Radware Ltd., which produces hardware and software for computer network management.The fund had eliminated its positions in all five detractors by the close of the period.

Portfolio Update

At the close of the period, the fund was overweight in the financials, industrials and energy sectors, had an approximate benchmark weighting in the information technology sector, and was underweight in healthcare, consumer discretionary, consumer staples and materials sectors.The portfolio’s weighted median capitalization was $1.4 billion and its weighted average capitalization was $1.7 billion, compared to $0.8 billion and $0.9 billion, respectively, for the benchmark index.

Thank you for your investment in the Smith Barney Small Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Timothy Woods, CFA
Vice President and Investment Officer

November 10, 2004

4     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Sierra Health Services, Inc. (1.84%), Joy Global Inc. (1.83%), Getty Images, Inc. (1.77%), Landstar System, Inc. (1.73%), Station Casinos, Inc. (1.71%), Alliance Data Systems Corp. (1.63%), Gen-Probe Inc. (1.62%), The First Marblehead Corp. (1.58%), MSC Industrial Direct Co., Inc., Class A Shares (1.55%), The Corporate Executive Board Co. (1.48%). Please refer to pages 11 through 15 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of September 30, 2004 were: Information Technology (21.7%); Industrials (18.2%); Healthcare (17.3%); Consumer Discretionary (13.1%); Financials (13.0%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, September 29, 2004.
iii	Source: Bureau of Labor Statistics, U.S. Department of Labor, October 8, 2004.
iv	Source: Consumer Confidence Index, The Conference Board, September 28, 2004.
[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
vi	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
viii	The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ix	The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.
x	The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.

xi	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

5     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown*
March 31, 2004	September 30, 2004

* As a percentage of total investments. Please note that portfolio holdings are subject to change.

6     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on April 1, 2004 and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, and $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratios	the Period(3)

Class 1	(8.62)%	$1,000.00	$913.80	1.21%	$5.79

Class A	(8.67)	1,000.00	913.30	1.36	6.51

Class B	(9.15)	1,000.00	908.50	2.06	9.83

Class C(4)	(8.97)	1,000.00	910.30	1.95	9.31

Class Y	(8.45)	1,000.00	915.50	0.76	3.64

(1)	For the six months ended September 30, 2004.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

7     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratios	the Period(2)

Class 1	5.00%	$1,000.00	$1,018.95	1.21%	$6.11

Class A	5.00	1,000.00	1,018.20	1.36	6.86

Class B	5.00	1,000.00	1,014.70	2.06	10.38

Class C(3)	5.00	1,000.00	1,015.25	1.95	9.82

Class Y	5.00	1,000.00	1,021.20	0.76	3.84

(1)	For the six months ended September 30, 2004.
(2)
Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

8     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class 1	Class A	Class B	Class C(2)	Class Y

Twelve Months Ended 9/30/04	5.07%	5.05%	4.25%	4.44%	5.61%

Inception* through 9/30/04	(13.97)	(4.40)	(5.11)	(4.91)	(13.73)

	With Sales Charges(3)

	Class 1	Class A	Class B	Class C(2)	Class Y

Twelve Months Ended 9/30/04	(3.90)%	(0.22)%	(0.75)%	3.44%	5.61%

Inception* through 9/30/04	(15.84)	(5.41)	(5.31)	(4.91)	(13.73)

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class 1 (Inception* through 9/30/04)	(45.65)%

Class A (Inception* through 9/30/04)	(19.55)

Class B (Inception* through 9/30/04)	(22.41)

Class C(2) (Inception* through 9/30/04)	(21.62)

Class Y (Inception* through 9/30/04)	(49.33)

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect toClass B and C shares.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and A shares reflectthe deduction of the maximum sales charges of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC,which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until noCDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from pur-chase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investmentwill fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do notreflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figuresmay reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total returnwould have been lower.
*	Inception date for Class A, B and C shares is November 30, 1999. Inception date for Class 1 and Y shares are September 11, 2000 andFebruary 23, 2000, respectively.

9     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the
Smith Barney Small Cap Growth Fund vs. the Russell 2000 Growth Index†

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through September 30, 2004. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the performance of Class A, B and C shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10    Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Schedule of Investments	September 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 97.3%
EXCHANGE TRADED FUND — 1.0%
48,000	iShares NASDAQ Biotechnology Index Fund (a)	$3,360,000

CONSUMER DISCRETIONARY — 13.1%
Auto Components — 1.2%
71,700	Lear Corp.	3,904,065

Hotels, Restaurants and Leisure — 4.9%
126,000	Applebee’s International, Inc.	3,185,280
100,900	Shuffle Master, Inc. (a)	3,779,714
116,400	Station Casinos, Inc.	5,708,256
144,000	WMS Industries Inc. (a)	3,699,360

		16,372,610

Household Durables — 0.8%
49,100	Standard Pacific Corp.	2,767,767

Media — 1.8%
107,000	Getty Images, Inc. (a)	5,917,100

Specialty Retail — 3.3%
96,350	Chico’s FAS, Inc. (a)	3,295,170
122,200	Dick’s Sporting Goods, Inc. (a)	4,352,764
78,400	Guitar Center, Inc. (a)	3,394,720

		11,042,654

Textiles and Apparel — 1.1%
68,500	Columbia Sportswear Co. (a)	3,733,250

	TOTAL CONSUMER DISCRETIONARY	43,737,446

CONSUMER STAPLES — 0.8%
Beverages — 0.8%
91,200	Cott Corp. (a)	2,630,208

ENERGY — 7.5%
Energy Equipment and Services — 5.2%
81,000	Cal Dive International, Inc. (a)	2,885,220
108,600	FMC Technologies, Inc. (a)	3,627,240
356,200	Input/Output, Inc. (a)	3,672,422
110,800	Maverick Tube Corp. (a)	3,413,748
139,000	Rowan Cos., Inc. (a)	3,669,600

		17,268,230

Oil and Gas — 2.3%
166,600	Comstock Resources, Inc. (a)	3,485,272
85,300	Ultra Petroleum Corp. (a)	4,183,965

		7,669,237

	TOTAL ENERGY	24,937,467

See Notes to Financial Statements.
11     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

FINANCIALS — 13.0%
Banks — 4.2%
191,700	BankAtlantic Bancorp, Inc., Class A Shares	$3,511,944
142,300	BankUnited Financial Corp., Class A Shares (a)	4,148,045
91,300	West Bancorp, Inc.	3,066,767
62,200	Westamerica Bancorp.	3,414,158

		14,140,914

Diversified Financials — 7.4%
86,100	Affiliated Managers Group (a)	4,609,794
117,525	Doral Financial Corp.	4,873,762
114,000	The First Marblehead Corp. (a)	5,289,600
150,000	Jackson Hewitt Tax Service Inc.	3,034,500
137,867	National Financial Partners Corp.	4,932,881
47,600	Piper Jaffray Cos. (a)	1,884,484

		24,625,021

Insurance — 1.4%
47,500	Direct General Corp.	1,373,700
45,100	Everest Re Group, Ltd.	3,352,283

		4,725,983

	TOTAL FINANCIALS	43,491,918

HEALTHCARE — 17.3%
Biotechnology — 4.3%
135,600	Gen-Probe Inc. (a)	5,406,372
42,500	Martek Biosciences Corp. (a)	2,067,200
71,600	Serologicals Corp. (a)	1,670,428
122,600	Telik, Inc. (a)	2,733,980
68,600	United Therapeutics Corp. (a)	2,396,198

		14,274,178

Healthcare Equipment and Supplies — 3.8%
79,000	Dade Behring Holdings, Inc. (a)	4,401,722
87,700	EPIX Pharmaceuticals, Inc. (a)	1,693,487
113,300	Kyphon Inc. (a)	2,807,574
80,000	ResMed, Inc. (a)	3,808,800

		12,711,583

Healthcare Providers and Services — 5.0%
73,200	Coventry Health Care, Inc. (a)	3,906,684
48,500	Henry Schein, Inc. (a)	3,022,035
127,900	Sierra Health Services, Inc. (a)	6,130,247
180,000	VCA Antech, Inc. (a)	3,713,400

		16,772,366

See Notes to Financial Statements.
12     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

Pharmaceuticals — 4.2%
28,800	AtheroGenics, Inc. (a)	$948,960
123,600	Medicis Pharmaceutical Corp., Class A Shares	4,825,344
128,800	MGI PHARMA, Inc. (a)	3,437,672
171,700	Nektar Therapeutics (a)	2,486,216
92,400	NitroMed, Inc. (a)	2,202,816

		13,901,008

	TOTAL HEALTHCARE	57,659,135

INDUSTRIALS — 18.2%
Commercial Services and Supplies — 7.3%
133,900	Alliance Data Systems Corp. (a)	5,430,984
80,700	The Corporate Executive Board Co.	4,942,068
182,300	CSG Systems International, Inc. (a)	2,809,243
158,800	DiamondCluster International, Inc. (a)	1,937,360
182,100	Labor Ready, Inc. (a)	2,553,042
132,400	Mobile Mini, Inc. (a)	3,283,520
88,200	Resources Connection, Inc. (a)	3,332,196

		24,288,413

Industrial Conglomerates — 1.0%
59,100	Internet HOLDRs Trust (a)	3,525,906

Machinery — 5.8%
113,200	Actuant Corp., Class A Shares (a)	4,664,972
111,100	Ceradyne Inc. (a)	4,878,401
177,600	Joy Global Inc.	6,105,888
130,900	Wabash National Corp. (a)	3,595,823

		19,245,084

Road and Rail — 2.6%
98,200	Landstar System, Inc. (a)	5,762,376
99,800	Old Dominion Freight Line, Inc. (a)	2,875,238

		8,637,614

Trading Companies and Distributors — 1.5%
152,100	MSC Industrial Direct Co., Inc., Class A Shares	5,183,568

	TOTAL INDUSTRIALS	60,880,585

INFORMATION TECHNOLOGY — 21.7%
Communications Equipment — 3.9%
133,700	ADTRAN, Inc.	3,032,316
112,900	Ditech Communications Corp. (a)	2,527,831
141,700	F5 Networks, Inc. (a)	4,316,182
181,600	Tekelec (a)	3,029,088

		12,905,417

Computers and Peripherals — 1.0%
71,000	Avid Technology, Inc. (a)	3,327,770

See Notes to Financial Statements.
13     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

Electronic Equipment and Instruments — 2.7%
115,850	Benchmark Electronics, Inc. (a)	$3,452,330
26,300	ScanSource Inc. (a)	1,677,940
120,900	Trimble Navigation Ltd. (a)	3,820,440

		8,950,710

Internet Software and Services — 5.2%
209,100	Akamai Technologies, Inc. (a)	2,937,855
95,200	Altiris, Inc. (a)	3,013,080
353,200	CNET Networks, Inc. (a)	3,231,780
97,200	InfoSpace, Inc. (a)	4,606,308
283,100	NETGEAR, Inc. (a)	3,459,482

		17,248,505

Semiconductor Equipment and Products — 5.7%
237,500	Brooks Automation, Inc. (a)	3,360,625
302,200	Microsemi Corp. (a)	4,261,020
437,200	MPS Group, Inc. (a)	3,676,852
468,900	ON Semiconductor Corp. (a)	1,467,657
271,200	Pixelworks, Inc. (a)	2,714,712
176,900	Skyworks Solutions, Inc. (a)	1,680,550
89,400	Tessera Technologies, Inc. (a)	1,975,740

		19,137,156

Software — 3.2%
93,600	Hyperion Solutions Corp. (a)	3,181,464
57,200	Mercury Interactive Corp. (a)	1,995,136
251,000	Quest Software, Inc. (a)	2,791,120
203,600	TIBCO Software Inc. (a)	1,732,636
30,000	Verint Systems Inc. (a)	1,134,900

		10,835,256

	TOTAL INFORMATION TECHNOLOGY	72,404,814

MATERIALS — 4.2%
Chemicals — 0.5%
35,600	Cytec Industries Inc.	1,742,620

Containers and Packaging — 1.2%
109,100	Jarden Corp. (a)	3,981,059

Metals and Mining — 2.5%
165,000	Compass Minerals International, Inc.	3,663,000
124,100	Steel Dynamics, Inc.	4,792,742

		8,455,742

	TOTAL MATERIALS	14,179,421

TELECOMMUNICATION SERVICES — 0.5%
Wireless Telecommunication Services — 0.5%
207,800	Alamosa Holdings, Inc. (a)	1,587,592

	TOTAL COMMON STOCK
	(Cost — $251,036,435)	324,868,586

See Notes to Financial Statements.
14     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE
AMOUNT	SECURITY	VALUE

REPURCHASE AGREEMENT — 2.6%
$8,536,000	Goldman, Sachs & Co. dated 9/30/04, 1.860% due 10/1/04; Proceeds at maturity — $8,536,441;
	(Fully collateralized by U.S. Treasury Inflationary Index Bonds, 3.375% to 3.875%
	due 4/15/28 to 4/15/32; Market value — $8,706,732) (Cost — $8,536,000)	$8,536,000

	TOTAL INVESTMENTS — 99.9%(Cost — $259,572,435*)	333,404,586
	Other Assets in Excess of Liabilities — 0.1%	390,335

	TOTAL NET ASSETS — 100.0%	$333,794,921

(a)	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is $259,577,287.

Abbreviation used in this schedule:
HOLDRs — Holding Company Depositary Receipts.

See Notes to Financial Statements.
15     Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Statement of Assets and Liabilities	September 30, 2004

ASSETS:
Investments, at value (Cost — $259,572,435)	$333,404,586
Cash	93
Receivable for securities sold	8,744,521
Receivable for Fund shares sold	145,309
Interest and dividends receivable	44,453
Prepaid expenses	33,860

Total Assets	342,372,822

LIABILITIES:
Payable for securities purchased	7,645,718
Payable for Fund shares reacquired	427,288
Management fee payable	202,846
Distribution plan fees payable	57,245
Accrued expenses	244,804

Total Liabilities	8,577,901

Total Net Assets	$333,794,921

NET ASSETS:
Par value of capital shares ($0.001 par value, 10,000,000,000 shares authorized)	$36,647
Capital paid in excess of par value	620,073,508
Accumulated net realized loss from investment transactions	(360,147,385)
Net unrealized appreciation of investments	73,832,151

Total Net Assets	$333,794,921

Shares Outstanding:
Class 1	684,286

Class A	14,856,819

Class B	10,906,880

Class C	2,151,278

Class Y	8,048,135

Net Asset Value:
Class 1 (and redemption price)	$9.12

Class A (and redemption price)	$9.16

Class B *	$8.84

Class C *	$8.93

Class Y (and redemption price)	$9.42

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$9.97

Class A (based on maximum sales charge of 5.00%)	$9.64

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.
16 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Statement of Operations	For the Year Ended September 30, 2004

INVESTMENT INCOME:
Dividends	$747,404
Interest	134,600
Less: Foreign withholding tax	(6,879)

Total Investment Income	875,125

EXPENSES:
Management fee (Note 2)	2,690,904
Distribution plan fees (Notes 2 and 4)	1,630,528
Transfer agency services (Notes 2 and 4)	740,746
Shareholder communications (Note 4)	131,055
Audit and legal	44,207
Custody	37,324
Directors’ fees	34,952
Registration fees	18,988
Other	8,108

Total Expenses	5,336,812
Less: Management fee waiver (Notes 2 and 7)	(61,961)

Net Expenses	5,274,851

Net Investment Loss	(4,399,726)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain from investment transactions	30,800,068
Net decrease in unrealized appreciation of investments	(9,738,487)

Net Gain on Investments	21,061,581

Increase in Net Assets From Operations	$16,661,855

See Notes to Financial Statements.
17 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended September 30,

	2004	2003

OPERATIONS:
Net investment loss	$(4,399,726)	$(3,896,722)
Net realized gain (loss)	30,800,068	(12,439,624)
Net increase (decrease) in unrealized appreciation	(9,738,487)	97,633,475

Increase in Net Assets From Operations	16,661,855	81,297,129

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	38,410,776	42,533,222
Cost of shares reacquired	(55,437,898)	(50,561,753)

Decrease in Net Assets From Fund Share Transactions	(17,027,122)	(8,028,531)

Increase (Decrease) in Net Assets	(365,267)	73,268,598
NET ASSETS:
Beginning of year	334,160,188	260,891,590

End of year	$333,794,921	$334,160,188

See Notes to Financial Statements.
18 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class 1 Shares(1)	2004		2003	2002	2001	2000(2)

Net Asset Value, Beginning of Year	$8.68		$6.59	$8.11	$17.13	$16.78

Income (Loss) From Operations:
Net investment loss	(0.10)		(0.12)	(0.12)	(0.11)	(0.00	)*
Net realized and unrealized gain (loss)	0.54		2.21	(1.40)	(8.91)	0.35

Total Income (Loss) From Operations	0.44		2.09	(1.52)	(9.02)	0.35

Net Asset Value, End of Year	$9.12		$8.68	$6.59	$8.11	$17.13

Total Return(3)	5.07%		31.71%	(18.74)%	(52.66)%	2.09	%‡

Net Assets, End of Year (000s)	$6,240		$6,279	$4,984	$6,243	$0	**

Ratios to Average Net Assets:
Expenses	1.32	%(4)	1.91%	1.62%	1.29%	0.00	%#†
Net investment loss	(1.07)		(1.63)	(1.32)	(0.87)	(0.00	)#†

Portfolio Turnover Rate	118%		115%	96%	223%	105%

Class A Shares(1)	2004		2003	2002	2001	2000(5)

Net Asset Value, Beginning of Year	$8.72		$6.59	$8.10	$17.13	$11.40

Income (Loss) From Operations:
Net investment loss	(0.11)		(0.09)	(0.11)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.55		2.22	(1.40)	(8.92)	5.85

Total Income (Loss) From Operations	0.44		2.13	(1.51)	(9.03)

Less Distributions From:
Capital	—		—	—	—	(0.02)

Total Distributions	—		—	—	—	(0.02)

Net Asset Value, End of Year	$9.16		$8.72	$6.59	$8.10	$17.13

Total Return(3)	5.05%		32.32%	(18.64)%	(52.71)%	50.45	%‡

Net Assets, End of Year (000s)	$136,049		$134,160	$96,991	$109,386	$52,672

Ratios to Average Net Assets:
Expenses	1.35	%(4)	1.52%	1.52%	1.34%	1.25	%†
Net investment loss	(1.11)		(1.25)	(1.22)	(0.92)	(0.70	)†

Portfolio Turnover Rate	118%		115%	96%	223%	105%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period September 11, 2000 (inception date) to September 30, 2000.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fee were not waived, the actual expense ratios would have been 1.34% and 1.37% for Class 1 and A shares, respectively.
(5)	For the period November 30, 1999 (inception date) to September 30, 2000.
*	Amount represents less than $0.01 per share.
**	Amount represents less than $1,000.
#	Amount represents less than 0.01%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
19 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares(1)	2004		2003	2002	2001	2000(2)

Net Asset Value, Beginning of Year	$8.48		$6.46	$8.00	$17.03	$11.40

Income (Loss) From Operations:
Net investment loss	(0.17)		(0.14)	(0.17)	(0.20)	(0.20)
Net realized and unrealized gain (loss)	0.53		2.16	(1.37)	(8.83)	5.84

Total Income (Loss) From Operations	0.36		2.02	(1.54)	(9.03)	5.64

Less Distributions From:
Capital	—		—	—	—	(0.01)

Total Distributions	—		—	—	—	(0.01)

Net Asset Value, End of Year	$8.84		$8.48	$6.46	$8.00	$17.03

Total Return(3)	4.25%		31.27%	(19.25)%	(53.02)%	49.48%‡

Net Assets, End of Year (000s)	$96,470		$98,445	$84,984	$116,761	$76,784

Ratios to Average Net Assets:
Expenses	2.08	%(4)	2.26%	2.26%	2.07%	2.00%†
Net investment loss	(1.83)		(1.98)	(1.96)	(1.65)	(1.45)†

Portfolio Turnover Rate	118%		115%	96%	223%	105%

Class C Shares(1)(5)	2004		2003	2002	2001	2000(2)

Net Asset Value, Beginning of Year	$8.55		$6.50	$8.02	$17.04	$11.40

Income (Loss) From Operations:
Net investment loss	(0.16)		(0.12)	(0.15)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	0.54		2.17	(1.37)	(8.85)	5.85

Total Income (Loss) From Operations	0.38		2.05	(1.52)	(9.02)	5.65

Less Distributions From:
Capital	—		—	—	—	(0.01)

Total Distributions	—		—	—	—	(0.01)

Net Asset Value, End of Year	$8.93		$8.55	$6.50	$8.02	$17.04

Total Return(3)	4.44%		31.54%	(18.95)%	(52.93)%	49.56%‡

Net Assets, End of Year (000s)	$19,209		$21,514	$18,358	$26,368	$60,600

Ratios to Average Net Assets:
Expenses	1.94	%(4)	1.97%	2.01%	1.93%	1.99%†
Net investment loss	(1.70)		(1.69)	(1.71)	(1.50)	(1.44)†

Portfolio Turnover Rate	118%		115%	96%	223%	105%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period November 30, 1999 (inception date) to September 30, 2000.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fee were not waived, the actual expense ratios would have been 2.10% and 1.96% for Class B and C shares, respectively.
(5)	Effective April 29, 2004, Class L shares were renamed as Class C shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
20 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class Y Shares(1)	2004		2003	2002	2001	2000(2)

Net Asset Value, Beginning of Year	$8.92		$6.70	$8.17	$17.17	$18.59

Income (Loss) From Operations:
Net investment loss	(0.05)		(0.04)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.55		2.26	(1.42)	(8.95)	(1.39)

Total Income (Loss) From Operations	0.50		2.22	(1.47)	(9.00)	(1.42)

Net Asset Value, End of Year	$9.42		$8.92	$6.70	$8.17	$17.17

Total Return(3)	5.61%		33.13%	(17.99)%	(52.42)%	(7.64)%‡

Net Assets, End of Year (000s)	$75,827		$73,762	$55,575	$66,758	$115,952

Ratios to Average Net Assets:
Expenses	0.77	%(4)	0.80%	0.84%	0.80%	0.86%†
Net investment loss	(0.53)		(0.52)	(0.54)	(0.39)	(0.31)†

Portfolio Turnover Rate	118%		115%	96%	223%	105%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period February 23, 2000 (inception date) to September 30, 2000.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fee were not waived, the actual expense ratio would have been 0.79% for Class Y shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
21 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Small Cap Growth Fund (“Fund”), separate investment fund of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest.To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Investment Transactions and Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(d) Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

22 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

(e) Dividends and Distributions to Shareholders.  Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually.The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(f) Class Accounting.  Class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(g) Federal Income Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.Accordingly, during the current year, $4,399,726 has been reclassified between accumulated net investment loss and paid-in capital, as a result of permanent differences attributable to a tax net operating loss.This reclassification has no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly.

During the year ended September 30, 2004, SBFM waived a portion of its management fee in the amount of $61,961.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended September 30, 2004, the Fund paid transfer agent fees of $284,255 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There are maximum initial sales charges of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment.This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge.

23 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

For the year ended September 30, 2004, CGM and its affiliates received sales charges of approximately $23,000, $601,000 and $18,000 on sales of the Fund’s Class 1, A and C shares, respectively. In addition, for the year ended September 30, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$1,000	$233,000	$1,000

For the year ended September 30, 2004, CGM and its affiliates received brokerage commissions of $13,260.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$408,321,337

Sales	426,517,745

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$79,877,750
Gross unrealized depreciation	(6,050,451)

Net unrealized appreciation	$73,827,299

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class.The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

			Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees			$364,770	$1,035,329	$230,429

For the year ended September 30, 2004, total Transfer Agency Service expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$34,569	$409,240	$265,253	$31,589	$95

For the year ended September 30, 2004, total Shareholder Communication expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y

Shareholder Communication Expenses	$2,275	$72,026	$49,764	$6,312	$678

24 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

5. Capital Shares

At September 30, 2004, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended			Year Ended
	September 30, 2004			September 30, 2003

	Shares	Amount		Shares	Amount

Class 1
Shares sold	67,859		$643,883	75,926	$557,929
Shares reacquired	(107,228)		(1,002,247)	(108,694)	(799,045)

Net Decrease	(39,369)		$(358,364)	(32,768)	$(241,116)

Class A
Shares sold	2,200,595		$20,937,514	3,260,442	$24,085,418
Shares reacquired	(2,733,959)		(25,798,132)	(2,581,290)	(18,834,452)

Net Increase (Decrease)	(533,364)		$(4,860,618)	679,152	$5,250,966

Class B
Shares sold	1,447,969		$13,385,714	1,959,883	$14,242,882
Shares reacquired	(2,148,926)		(19,726,132)	(3,502,782)	(24,950,035)

Net Decrease	(700,957)		$(6,340,418)	(1,542,899)	$(10,707,153)

Class C†
Shares sold	369,847		$3,443,665	378,825	$2,902,271
Shares reacquired	(734,967)		(6,777,910)	(688,770)	(4,849,451)

Net Decrease	(365,120)		$(3,334,245)	(309,945)	$(1,947,180)

Class Y
Shares sold	—		—	117,835	$744,722
Shares reacquired	(223,960)		$(2,133,477)	(146,594)	(1,128,770)

Net Decrease	(223,960)	$	(2,133,477)	(28,759)	$(384,048)

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

6. Income Tax Information and Distributions to Shareholders

For the years ended September 30, 2004 and 2003, the Fund did not make any distributions.

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	—

Capital loss carryforward	$(360,142,533	)*
Unrealized appreciation	73,827,299	**

Total accumulated losses	$(286,315,234)

*	On September 30, 2004, the Fund had a net capital loss carryforward of $360,142,533, of which $81,453,115 expires in 2009, $184,437,252 expires in 2010 and $94,252,166 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

25 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM;Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

8. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds.The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds.The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

26 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. (“Fund”) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from November 30, 1999 (inception date) to September 30, 2000.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from November 30, 1999 to September 30, 2000, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
November 19, 2004

27 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Growth Fund (“Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or Primerica Shareholder Services at 1-800-544-5445.

				Number of
				Portfolios in the
		Term of Office*		Fund Complex	Other
	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Board Memberships
Name, Address and Age	with Fund	Time Served	During Past Five Years	Director	Held by Director

Non-Interested Directors:
Paul R. Ades	Director	Since	Law Firm of Paul R. Ades, PLLC (April 2000 to present);Partner in Law Firm of Murov & Ades, Esqs. (from November 1970 to March 2000)	15	None
Paul R. Ades, PLLC		1994
181 West Main Street, Suite C
Babylon, NY 11702
Age 63

Dwight B. Crane	Director	Since	Professor, Harvard Business School	49	None
Harvard Business School		1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard	Director	Since	President of Avatar International, Inc. (business development) (since 1998)	15	None
Avatar International, Inc.		1993
87 Whittredge Road
Summit, NJ 07901
Age 66

Jerome H. Miller	Director	Since	Retired	15	None
c/o R. Jay Gerken		1998
Citigroup Asset Management (“CAM”)
399 Park Avenue, 4th Floor
New York, NY 10022
Age 65

Ken Miller	Director	Since	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None
Young Stuff Apparel Group, Inc.		1994
930 Fifth Avenue
Suite 610
New York, NY 10021
Age 62

Interested Director:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None
CAM	President	2002
399 Park Avenue, 4th Floor	and Chief
New York, NY 10022	Executive Officer
Age 52

28 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

Additional Information (unaudited) (continued)

Number of
Portfolios in the
		Term of Office*		Fund Complex	Other
	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Board Memberships
Name, Address and Age	with Fund	Time Served	During Past Five Years	Director	Held by Director

Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice Presidentand Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A
CAM	President	2003
125 Broad Street	and Chief
11th Floor	Administrative
New York, NY 10004	Officer
Age 47

Kaprel Ozsolak	Chief Financial	Since	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (since 2002)	N/A	N/A
CAM	Officer and	2004
125 Broad Street, 11th Floor	Treasurer
New York, NY 10004
Age 39

Timothy Woods, CFA	Vice President	Since	Managing Director of CGM and Investment Officer of SBFM	N/A	N/A
CAM	and Investment	1999
399 Park Avenue, 4th Floor	Officer
New York, NY 10022
Age 43

Andrew Beagley	Chief Anti-Money	Since	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A
CAM	Laundering	2002
399 Park Avenue, 4th Floor	Compliance
New York, NY 10022	Officer
Age 41
	Chief Compliance	Since
	Officer	2004

Robert I. Frenkel	Secretary and	Since	Managing Director and General Counsel of Global Mutual Funds for CAM and its pre-decessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Offi-cer of mutual funds associated with Citigroup	N/A	N/A
CAM	Chief Legal Officer	2003
300 First Stamford Place
4th Floor
Stamford, CT 06902
Age 48

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

29 Smith Barney Small Cap Growth Fund   |   2004 Annual Report

SMITH BARNEY SMALL CAP GROWTH FUND

	DIRECTORS	INVESTMENT MANAGER
	Paul R. Ades	Smith Barney Fund Management LLC
Dwight B. Crane
	R. Jay Gerken, CFA	DISTRIBUTORS
	Chairman	Citigroup Global Markets Inc.
	Frank G. Hubbard	PFS Distributors, Inc.
Jerome H. Miller
	Ken Miller	CUSTODIAN
State Street Bank and
	OFFICERS	Trust Company
R. Jay Gerken, CFA
	President and	TRANSFER AGENT
	Chief Executive Officer	Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
	Andrew B. Shoup	New York, New York 10004
Senior Vice President and
	Chief Administrative Officer	SUB-TRANSFER AGENTS
PFPC Inc.
	Kaprel Ozsolak	P.O. Box 9699
	Chief Financial Officer	Providence, Rhode Island
	and Treasurer	02940-9699

	Timothy Woods, CFA	Primerica Shareholder Services
	Vice President and	P.O. Box 9662
	Investment Officer	Providence, Rhode Island
02940-9662
Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Investment Funds Inc.

Smith Barney Small Cap Growth Fund	This report is submitted for general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Small Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.	©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD02086 11/04	04-7410

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	(a)	Audit Fees for the Smith Barney Small Cap Growth Fund were $24,000 and $24,000 for the years ended 9/30/04 and 9/30/03.

	(b)	Audit-Related Fees for the Smith Barney Small Cap Growth Fund were $0 and $0 for the years ended 9/30/04 and 9/30/03.

	(c)	Tax Fees for Smith Barney Small Cap Growth Fund of $2,500 and $2,500 for the years ended 9/30/04 and 9/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Small Cap Growth Fund.

	(d)	All Other Fees for Smith Barney Small Cap Growth Fund of $0 and $0 for the years ended 9/30/04 and 9/30/03.

	(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking servic es; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brou ght to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Small Cap Growth Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; Tax Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; and Other Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03.

	(f)	N/A

	(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Small Cap Growth Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Small Cap Growth Fund were $0 and $0 for the years ended 9/30/04 and 9/30/03.

	(h)	Yes. The Smith Barney Small Cap Growth Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre- approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Small Cap Growth Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: December 7, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date: December 7, 2004

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date: December 7, 2004